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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    JUNE 19, 1997
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                                TRANSMATION, INC.
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             (Exact name of registrant as specified in its charter)

        OHIO                              0-3905                16-0874418
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  (State or other jurisdiction          (Commission           (IRS Employer
        of incorporation)               File Number)        Identification No.)

10 VANTAGE POINT DRIVE, ROCHESTER, NEW YORK                            14624
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code  (716) 352-7777
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         (Former name or former address, if changed since last report.)


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ITEM 5.        OTHER EVENTS.

            On June 19, 1997, the Board of Directors of the Registrant declared a two-for-one stock split in the form of a 100% stock dividend on the Registrant's Common Stock, par value $.50 per share, payable on July 22, 1997 to shareholders of record on July 1, 1997.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRANSMATION, INC.

Date: June 30, 1997                       By:  /s/ John A. Misiaszek
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                                               John A. Misiaszek
                                                Vice President - Finance





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                                INDEX TO EXHIBITS

(1)      UNDERWRITING AGREEMENT

         Not Applicable.

(2)      PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR
         SUCCESSION

         Not Applicable.

(4)      INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING
         INDENTURES

         Not Applicable.

(16)     LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

         Not Applicable.

(17)     LETTER RE DIRECTOR RESIGNATION

         Not Applicable.

(21)     OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

         Not Applicable.

(24)     CONSENTS OF EXPERTS AND COUNSEL

         Not Applicable.

(25)     POWER OF ATTORNEY

         Not Applicable.

(27)     FINANCIAL DATA SCHEDULE

         Not Applicable.

(99)     ADDITIONAL EXHIBITS

         None.



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